                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
  [_] Preliminary Proxy Statement    [_] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [_] Definitive Additional Materials
  [_] Definitive Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Fulton Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          FULTON FINANCIAL CORPORATION
                                  P.O. BOX 4887
                                 ONE PENN SQUARE
                          LANCASTER, PENNSYLVANIA 17604

                    *NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    -----------------------------------------
                           *TO BE HELD APRIL 14, 1998
                           --------------------------

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

         NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Tuesday, April 14, 1998, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect the seven nominees listed in the accompanying Proxy Statement for the terms specified.

         2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

         Only those shareholders of record at the close of business on February 24, 1998 shall be entitled to be given notice of, and to vote at the meeting.

         It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

         A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                         *BY ORDER OF THE BOARD OF DIRECTORS
                                         -----------------------------------
                                                         *WILLIAM R. COLMERY
                                                         -------------------
                                                                   Secretary

Enclosures
March 6, 1998
*BOLD FACE TYPE

                                PROXY STATEMENT

                     Dated and To Be Mailed March 6, 1998

                         FULTON FINANCIAL CORPORATION
                                 P.O. BOX 4887
                                ONE PENN SQUARE
                         LANCASTER, PENNSYLVANIA 17604
                                (717) 291-2411

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 14, 1998


                               TABLE OF CONTENTS
                               -----------------
                                                                           PAGE
                                                                           ----
GENERAL
-------

Introduction...................................................................
------------
Date, Time and Place of Meeting ...............................................
-------------------------------
Shareholders Entitled to Vote .................................................
-----------------------------
Purpose of Meeting ............................................................
------------------
Solicitation of Proxies .......................................................
-----------------------
Revocability and Voting of Proxies ............................................
----------------------------------
Voting of Shares and Principal Holders Thereof ................................
----------------------------------------------
Shareholder Proposals .........................................................
---------------------
Recommendation of the Board of Directors ......................................
----------------------------------------
INFORMATION CONCERNING ELECTION OF DIRECTORS
--------------------------------------------
General Information ...........................................................
-------------------
Information about Nominees and Continuing Directors ...........................
---------------------------------------------------
Meetings and Committees of the Board of Directors .............................
-------------------------------------------------
Compensation of Directors .....................................................
-------------------------
Executive Officers.............................................................
------------------
Executive Compensation.........................................................
----------------------
Transactions with Directors and Executive Officers.............................
--------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance........................
-------------------------------------------------------
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------

ADDITIONAL INFORMATION.........................................................
----------------------
OTHER MATTERS..................................................................
-------------

                                     GENERAL
                                     -------

Introduction
------------

         Fulton Financial Corporation, a Pennsylvania business corporation and registered bank holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Farmers Trust Bank, FNB Bank, N.A., Great Valley Savings Bank, Hagerstown Trust Company, Lafayette Bank, Swineford National Bank, The Bank of Gloucester County, The Woodstown National Bank & Trust Company and The Peoples Bank of Elkton. In addition, Fulton Financial Corporation has four direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which facilities of Fulton Bank and Farmers Trust Bank are located), Fulton Life Insurance Company (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns certain limited partnership interests in low-moderate income and elderly housing projects and also owns certain non-banking subsidiaries holding interests in real estate) and FFC Management, Inc. (which holds certain investment securities).

         On August 15, 1997, Fulton Financial Corporation entered into a Merger Agreement with Keystone Heritage Group, Inc. ("KHG"), pursuant to which KHG will be merged with and into Fulton Financial Corporation. Under the terms of the Merger Agreement, each of the outstanding shares of common stock of KHG will be exchanged, as of the effective date of the merger, for 1.83 shares of common stock of Fulton Financial Corporation. The shareholders of KHG approved the Merger Agreement at a special meeting held on February 17, 1998, and Fulton Financial Corporation and KHG intend to complete the merger as of March 27, 1998; however, consummation of the Merger Agreement is subject to various conditions, including regulatory approvals.

         On January 26, 1998, Fulton Financial Corporation entered into a Merger Agreement with Ambassador Bank of the Commonwealth ("ABC"). The Merger Agreement provides that ABC will be merged with and into Lafayette Bank, a wholly-owned subsidiary of Fulton Financial Corporation. Under the terms of the Merger Agreement, each of the outstanding shares of common stock of ABC will be exchanged, as of the effective date of the merger, for 1.12 shares of common stock of Fulton Financial Corporation. Each holder of an option or warrant to acquire ABC common stock which is outstanding on the effective date of the transaction is to receive an equivalent number of shares of common stock of Fulton Financial Corporation, as reduced by the exercise price of such option or warrant. Consummation of the Merger Agreement is subject to various conditions, including regulatory approvals and approval by the shareholders of ABC.

         The meeting to which this Proxy Statement relates will be the sixteenth Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting
-------------------------------

         The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Tuesday, April 14, 1998, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote
-----------------------------

         Only those shareholders of record at the close of business on February 24, 1998 shall be entitled to receive notice of, and to vote at the meeting.

Purpose of Meeting
------------------

         The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect seven directors for the terms specified herein; and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies
-----------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Tuesday, April 14, 1998, and any adjournments thereof.

         The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies
----------------------------------

         The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to William R. Colmery, Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the seven nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.

         Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

         Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Employee Retirement Plan and 401(k) Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the seven nominees identified in the Proxy Statement.


Voting of Shares and Principal Holders Thereof
----------------------------------------------

         At the close of business on February 24, 1998, which is the record date for determination of shareholders entitled to receive notice of, and to vote at the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 40,625,880 shares of common stock. There is no other class of stock outstanding. As of the record date, shares of Fulton Financial Corporation common stock were held by the Trust Departments of the following Fulton Financial Corporation subsidiares as sole fiduciary:

         Farmers Trust Bank                               29,723
         Fulton Bank                                   1,356,746
         FNB Bank, N.A.                                   90,090
         Hagerstown Trust Company                        133,806
         Lafayette Bank                                   26,638
         The Woodstown National Bank & Trust Company      14,520

         Total:                                        1,651,523   Shares


The shares held by the Trust Departments of the foregoing banks as sole fiduciaries represent in the aggregate approximately 4.07 percent of the total shares outstanding and will be voted FOR the election of the seven nominees identified in this Proxy Statement.

         A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of elections will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) over which the record holder has indicated on the proxy or otherwise notified

Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

         Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors.

         To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals
---------------------

         Shareholder proposals intended to be presented at the 1999 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 26, 1998, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 1999 Annual Meeting.

Recommendation of the Board of Directors
----------------------------------------

         The Board of Directors recommends that the shareholders vote FOR the election of the seven nominees identified in this Proxy Statement.


                  INFORMATION CONCERNING ELECTION OF DIRECTORS
                  --------------------------------------------

General Information
-------------------

         The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

         A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

         On August 15, 1997, Fulton Financial Corporation entered into a Merger Agreement with Keystone Heritage Group, Inc. pursuant to which it expects to acquire Lebanon Valley National Bank, which will be merged with and into Farmers Trust Bank. It is expected that this acquisition and merger will be completed as of March 27, 1998. In accordance with the terms of the Merger Agreement, Fulton Financial Corporation has agreed to appoint Donald W. Lesher, Jr., age 53, and Charles V. Henry, III, age 63, who are presently directors of Lebanon Valley National Bank and will be directors of the merged bank to be known as Lebanon Valley Farmers Bank, to the Board of Directors of Fulton Financial Corporation. It is presently contemplated that such appointments would be made at the regularly scheduled Board meeting on April 21, 1998. Mr. Lesher is President of Lesher Mack Sales & Service, Inc., a truck dealership, and Mr. Henry is an attorney with Henry & Beaver.

         On January 26, 1998, Fulton Financial Corporation entered into a Merger Agreement with Ambassador Bank of the Commonwealth pursuant to which it expects to acquire Ambassador Bank of the Commonwealth, which will be merged with and into Lafayette Bank. It is expected that this acquisition and merger will be completed during the third quarter of 1998. In accordance with the terms of the Merger Agreement, Fulton Financial Corporation has agreed to appoint one present director of Ambassador Bank of the Commonwealth selected by its board of directors and approved by the Board of Directors of Fulton Financial Corporation to the Board of Directors of Fulton Financial Corporation on or promptly after the effective date of the acquisition and merger. The director to be appointed has not yet been selected.

         The Board of Directors has fixed the number of directors at twenty-four. There are seventeen continuing directors whose terms of office will expire at either the 1999 Annual Meeting or the 2000 Annual Meeting. The Board of Directors proposes to nominate the following seven persons for election to the Board of Directors for the term specified below:


                    For a Term of Three Years - Class of 2001
                    -----------------------------------------

                  James P. Argires, M.D.         John O. Shirk
                  Donald M. Bowman, Jr.          James K. Sperry
                  Frederick B. Fichthorn         Kenneth G. Stoudt
                  Bernard J. Metz, Sr.

         Each of the above nominees is presently a director of Fulton Financial Corporation. In addition, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Messrs. Argires, Fichthorn, Shirk, Sperry and Stoudt - Fulton Bank; Mr. Bowman - Hagerstown Trust Company; and Mr. Metz - Lafayette Bank.

         In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

         Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors
---------------------------------------------------

         Information concerning the seven persons to be nominated for election to the Board of Directors of Fulton Financial Corporation at the 1998 Annual Meeting and concerning the seventeen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of January 31, 1998 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation, except Samuel H. Jones, Jr., who owns 1.58%. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                    NOMINEES
                                    --------

                                  CLASS OF 2001
                                  -------------
                                (Three Year Term)

         JAMES P. ARGIRES, M.D., age 66. President, Lancaster Neurosurgical Associates (neurosurgeon). Director since 1974. Shares of stock beneficially owned: 12,975.

         DONALD M. BOWMAN, JR., age 59. Chairman, D. M. Bowman, Inc. (trucking company). Director since 1994. Shares of stock beneficially owned:
         175,895/1/.

         FREDERICK B. FICHTHORN, age 64. President, F & M Hat Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 55,799.

         BERNARD J. METZ, SR., age 69. Chairman, Metz Company (distributor of mechanical air handling systems). Director since 1992. Shares of stock beneficially owned: 8,880.

         JOHN O. SHIRK, age 54. Partner, Barley, Snyder, Senft & Cohen, LLC (law firm). Director since 1983. Shares of stock beneficially owned:
         18,430/2/. The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. Mr. Shirk also serves as a director of Irex Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

         JAMES K. SPERRY, age 65. Executive Vice President, Fulton Financial Corporation, and Chairman of the Board and Chief Executive Officer of Fulton Bank. Director since 1984. Shares of stock beneficially owned:
         55,302/3/. Mr. Sperry has the right to acquire an additional 32,132 shares pursuant to the exercise of stock options.

         KENNETH G. STOUDT, age 54. President, The Stoudt Companies (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 34,560.

                              CONTINUING DIRECTORS
                              --------------------

                                  CLASS OF 1999
                                  -------------

         PATRICK J. FREER, age 48. Vice President, Strickler Insurance Agency, Inc. (insurance broker). Director since 1996. Shares of stock beneficially owned: 25,284/4/.

         ROBERT D. GARNER, age 64. Chairman of the Board, Fulton Financial Corporation. Director since 1981. Shares of stock beneficially owned:
         78,794/5/. Mr. Garner has the right to acquire an additional 24,639 shares pursuant to the exercise of stock options.

         J. ROBERT HESS, age 63. President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 84,429/6/.

         CAROLYN R. HOLLERAN, age 59. Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned:
         3,714.

         SAMUEL H. JONES, JR., age 64. President, S J Transportation Co. (trucking company). Director since 1997. Shares of stock beneficially owned: 640,228. Mr. Jones also serves as a director of MetaCreations Corp. and Jevic Transportation, Inc., which are subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

         ARTHUR M. PETERS, JR., age 69. Attorney. Director since 1990. Shares of stock beneficially owned: 130,586. Mr. Peters has provided legal services to FNB Bank, N.A. for many years and is expected to continue to do so in the future.

         STUART H. RAUB, JR., age 64. President, Industrial Piping Systems, Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned: 17,242.

         MARY ANN RUSSELL, age 61. Retired President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 9,357.

                                  CLASS OF 2000
                                  -------------

         JEFFREY G. ALBERTSON, age 57. Attorney, Albertson Ward (law firm). Director since 1996. Shares of stock beneficially owned: 72,526.7 Mr. Albertson has the right to acquire an additional 13,421 shares pursuant to the exercise of stock options. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank of Gloucester County for many years and is expected to continue to do so in the future.

         THOMAS D. CALDWELL, JR., age 69. Attorney, Caldwell & Kearns, P.C. (law firm). Director since 1982. Shares of stock beneficially owned: 66,558. The law firm of Caldwell & Kearns, P.C., Harrisburg, Pennsylvania, has provided legal services to Fulton Bank for many years and is expected to continue to do so in the future.

         HAROLD D. CHUBB, age 65. Retired Director of Finance, Brethren in Christ Denomination in North America. Director since 1975. Shares of stock beneficially owned: 21,537/8/.

         WILLIAM H. CLARK, JR., age 65. Partner, Clark, Schaeffer, Jones & Eichner (certified public accountants). Director since 1987. Shares of stock beneficially owned: 6,564.

         RUFUS A. FULTON, JR., age 57. President and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 67,223/9/. Mr. Fulton has the right to acquire an additional 86,136 shares pursuant to the exercise of stock options.

         EUGENE H. GARDNER, age 62. President, Gardner Investments (investment advisor). Director since 1981. Shares of stock beneficially owned:
         14,825/10/.

         DANIEL M. HEISEY, age 49. Vice President, Fulton Bank. Director since 1993. Shares of stock beneficially owned: 145,102.

         CLYDE W. HORST, age 59. Chairman and Chief Executive Officer, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 32,386.

         WILLIAM E. RUSLING, age 68. Retired President, Hercules Cement Company (manufacturer of cement). Director since 1990. Shares of stock beneficially owned: 30,885.

     As of January 31, 1998, Fulton Financial Corporation's directors and officers, as a group, owned of record and beneficially 2,126,856/11/ shares of Fulton Financial Corporation common stock, representing 5.20 percent of such shares then outstanding.

                                   Footnotes
                                   ---------

     /1/   Includes 29,999 shares held by Bowman Sales & Equipment, Inc.

     /2/   Includes 1,190 shares held in a trust.

     /3/   Includes 12,597 shares held in the Corporation's retirement plan.

     /4/ Includes 17,739 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

     /5/ Includes 30,428 shares held in the Corporation's retirement plan and also includes 7,480 shares held by his spouse as trustee under various trusts for grandchildren.

     /6/ Includes 64,146 shares held by Lancaster Malleable Castings Company. Mr. Hess disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

     /7/ Includes 6,955 shares held in the Albertson Ward Profit Sharing Plan. Mr. Albertson disclaims beneficial ownership of any of these shares beyond his pro rata vested interest as a participant in such Plan.

     /8/   Includes 2,333 shares held as custodian for grandchildren.

     /9/   Includes 13,580 shares held in the Corporation's retirement plan.

     /10/  Includes 8,592 shares held in a trust.

   /11/ Includes 287,698 shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and officers as a group.

Meetings and Committees of the Board of Directors
-------------------------------------------------

         The Board of Directors of Fulton Financial Corporation has a standing Audit Committee, but does not have a standing Nominating Committee or Compensation Committee. Fulton Bank has a standing Compensation Committee, which has been acting on behalf of Fulton Financial Corporation and will continue to do so until a Fulton Financial Corporation Compensation Committee is appointed. The Board of Directors of Fulton Financial Corporation also has a standing Executive Committee.

         The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and Fulton Bank and chief executive officers of the other subsidiary banks and presentation of salary recommendations to the Board of Directors for approval. Members of the Executive Committee during 1997 were Arthur M. Peters, Jr., Chairman, Mrs. Holleran and Messrs. Caldwell, Fichthorn, Fulton, Garner, and Hess. In 1997, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. The Executive Committee met three times during 1997.

         Members of the Audit Committee during 1997 were William E. Rusling, Chairman, Mrs. Holleran and Messrs. Albertson, Bowman, Clark, Freer, Jones, Metz and Peters. The Audit Committee met seven times during the year. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

         Members of the Compensation Committee of Fulton Bank during 1997 were
J. Robert Hess, Chairman, Mrs. Russell and Messrs. Chubb, Fichthorn and Shirk. Messrs. Fulton and Sperry serve as ex-officio members of this Committee; however, Mr. Sperry does not participate in discussions as to his own compensation. The Committee met twelve times during the year to review benefit and salary administration programs. The Committee also reviews increases in salaries for officers and staff members of Fulton Financial Corporation, except for the executive officers, and makes recommendations in this regard to the Board of Directors.

         There were ten meetings of the Board of Directors of Fulton Financial Corporation and twenty-two meetings of committees of the Boards of Directors of Fulton Financial Corporation and Fulton Bank during 1997. The following directors attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the various committees on which they served: Kenneth G. Stoudt, who attended 73 percent of such meetings.

Compensation of Directors
-------------------------

         Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $7,500 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, commencing on April 15, 1997, directors have been paid a fee of $300 for each Board of Directors meeting attended. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Executive Officers
------------------

         The following persons are the executive officers of Fulton Financial
Corporation:


Name                         Age         Office Held and Term of Office
----                         ---         ------------------------------
Rufus A. Fulton, Jr.         57          President and Chief Executive Officer of Fulton Financial
                                         Corporation since January 1993; previously President, Executive
                                         Vice President and Vice President of Fulton Financial
                                         Corporation and Executive Vice President and Senior Vice
                                         President of Fulton Bank.  Member of Senior Management of
                                         Fulton Financial Corporation.

James K. Sperry              65          Executive Vice President of Fulton Financial Corporation and
                                         Chairman of the Board and Chief Executive Officer of Fulton
                                         Bank since January 1993; previously Vice President of Fulton
                                         Financial Corporation and President, Executive Vice President
                                         and Senior Vice President of Fulton Bank.  Member of Senior
                                         Management of Fulton Financial Corporation and Fulton Bank.


R. Scott Smith, Jr.          50          Executive Vice President of Fulton Financial Corporation and
                                         President and Chief Operating Officer of Fulton Bank since
                                         January 1993; previously Senior Executive Vice President,
                                         Executive Vice President, Senior Vice President and Vice
                                         President of Fulton Bank.  Member of Senior Management of
                                         Fulton Financial Corporation and Fulton Bank.


Charles J. Nugent            49          Executive Vice President and Chief Financial Officer of
                                         Fulton Financial Corporation since November 1992; previously
                                         Senior Vice President, Chief Financial Officer and Treasurer
                                         of First Peoples Financial Corporation (New Jersey). Member
                                         of Senior Management of Fulton Financial Corporation.


Executive Compensation
----------------------

         The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1997.


                                                    SUMMARY COMPENSATION TABLE
                                                    --------------------------

                                               Annual Compensation                                      Long-Term
                                               -------------------                                      ---------
Name and                                                                                                              All Other
Principal Position                 Year             Salary               Bonus                  Options             Compensation*
------------------                 ----             ------               -----                  -------             -------------
Rufus A. Fulton, Jr.,              1997           $447,777.98          $17,222.23               12,000               $67,166.70
President and Chief                1996           $409.260.80          $15,740.80               11,000               $61,389.12
Executive Officer                  1995           $361,129.60          $20,834.40               11,000               $54,169.44

James K. Sperry,                   1997           $264,814.93***       $10,185.19                9,700               $40,000.00
Executive Vice President           1996           $250,370.44***       $ 9,629.62                8,800               $37,833.34
                                   1995           $236,286.00**        $13,632.00                8,800               $35,729.28

R. Scott Smith, Jr.,               1997           $262,889.12          $10,111.12                9,100               $39,433.37
Executive Vice President           1996           $243,629.89          $ 9,370.38                8,250               $36,544.48
                                   1995           $221,499.20          $12,778.80                8,250               $33,224.88

Charles J. Nugent,                 1997           $207,037.22          $ 7,962.17                8,500               $31,055.58
Executive Vice President and       1996           $182,963.04          $ 7,037.04                7,425               $27,444.46
Chief Financial Officer            1995           $165,630.40          $ 9,555.60                7,425               $24,844.56

* Amounts accrued under the Fulton Financial Corporation Retirement Plan for the account of each named executive officer.
** Includes $35,000, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.
*** Includes $50,000, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1997

                                                                                                      Potential Realized Value at
                                           % of Total                                                 Assumed Annual Rates of
                                            Options         Exercise or                               Stock Price Appreciation for
                              Options      Granted to       Base Price                                Option Term
     Name                     Granted      Employees        Per Share          Expiration Date           5%                 10%
     ----                     -------      ---------        ---------          ---------------        -----------------------------

Rufus A. Fulton, Jr.
                              12,100         8.74%           $27.125           June 30, 2007          $206,411.01       $523,086.15


James K. Sperry
                               9,700         7.00%           $27.125           June 30, 2007          $165,469.97       $419,333.52

R. Scott Smith, Jr.
                               9,100         6.57%           $27.125           June 30, 2007          $155,234.71       $393,395.34

Charles J. Nugent
                               8,500         6.14%           $27.125           June 30, 2007          $144,999.45       $367,457.18

          AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1997 AND
                         FISCAL YEAR END OPTION VALUES

                                                                     Number of
                                                                     Unexercised           Value of Unexercised
                          Shares Acquired        Value               Options at            In-the-Money Options at
     Name                   on Exercise*         Realized            Fiscal Year End**     Fiscal Year End*
     ----                 ---------------        --------            ---------------       ----------------
Rufus A. Fulton, Jr.               14,605        $129,118.83            92,572             $  1,570,014.01

James K. Sperry                    47,189        $597,048.40            43,957             $    412,946.31

R. Scott Smith, Jr.                 8,521        $103,409.10            86,431             $  1,593,563.45

Charles J. Nugent             -----------        -----------            42,939             $    630,240.77

*    Restated to reflect 10% stock dividend paid on June 13, 1997.

** All options are currently exercisable or were exercised, in part, subsequent to the end of Fiscal Year 1997. (In January, 1998, Rufus A. Fulton, Jr. and James K. Sperry acquired 6,436 and 11,825 shares, respectively, upon exercise of options, and as a result, Mr. Fulton and Mr. Sperry held 86,136 and 32,132 unexercised options, respectively, as of January 31, 1998).

              Executive Committee Report on Executive Compensation

         Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1997 the Executive Committee first considered the executive management tiers and corresponding base salary ranges which had been developed by Towers Perrin, a consultant on executive compensation, and approved by the Board of Directors on September 19, 1995. This executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that Fulton Financial Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

         In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 1997, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

         The peer group of bank holding companies chosen by the Executive Committee for purposes of making a comparative analysis of executive compensation for 1997 did not include all of the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The major differences between the peer groups is that the peer group chosen for executive compensation analysis included bank holding companies with assets between $1.8 and $4.7 billion from a seven-state region of the Eastern United States that were deemed to be potential competitors with Fulton Financial Corporation in attracting executive talent, while the peer group chosen for shareholder return analysis includes bank holding companies with assets between $2 and $8 billion that are located in a nine-state (plus the District of Columbia) region of the Eastern United States. Both peer groups include bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance.

         Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1996, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined depending upon the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan, for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 1997 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation as well as information provided by the Chief Executive Officer concerning each executive officer's level of individual performance and contribution to the organization. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

                              EXECUTIVE COMMITTEE
                              -------------------

               Arthur M. Peters, Jr., Chairman          Robert D. Garner
               Thomas D. Caldwell, Jr.                  J. Robert Hess
               Frederick B. Fichthorn                   Carolyn R. Holleran
               Rufus A. Fulton, Jr.*

* During 1997, Mr. Fulton was Chief Executive Officer of Fulton Financial Corporation.


                               Performance Graph
                               -----------------

         The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1992, in each of the following: (i) Fulton Financial Corporation common stock;
(ii) the stock of all United States companies traded on the NASDAQ Stock Market; and (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1997 of $2 to $8 billion; and (B) all dividends were reinvested in such securities over the past five years.

                Comparison of Five Year-Cumulative Total Returns

                          Fulton Financial Corporation

                           [LINE GRAPH APPEARS HERE]

                                     Period Ending

              --------------------------------------------------------------
              12/31/92   12/31/93  12/31/94   12/31/95   12/31/96   12/31/97
              --------   --------  --------   --------   --------   --------
FFC           100.00     118.91    130.27     157.77     185.90     316.59
NASDAQ        100.00     114.80    112.21     158.70     195.19     239.53
Peer Group    100.00     111.08    116.21     155.37     201.50     334.32


Legend                             Description
------                             ------------
FFC                                FULTON FINANCIAL CORPORATION
NASDAQ                             NASDAQ Stock Market (US Companies)

Peer Group Self-Determined Peer Group consisting of all bank holding companies with assets of $2 - $8 billion at 9/30/97 with corporate headquarters in PA, MD, NJ, DE, OH, NY, DC, VA, WV and NC and not under acquisition agreement as of 12/31/97
Notes:
                        A. The lines represent yearly index levels derived from compounded daily returns that include all dividends.
                        B. If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
                        C.         The index level for all series was set to
                                   100.0 on 12/31/92.

                                     Period Ending
              --------------------------------------------------------------
              12/31/92   12/31/93  12/31/94   12/31/95   12/31/96   12/31/97
              --------   --------  --------   --------   --------   --------
FFC           100.00     118.91    130.27     157.77     185.90     316.59
NASDAQ        100.00     114.80    112.21     158.70     195.19     239.53
Peer Group    100.00     111.08    116.21     155.37     201.50     334.32


                  Severance Agreements and Survivors' Benefits
                  --------------------------------------------

         Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Sperry, Smith and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable for a period of five years (or, in the cases of Messrs. Smith and Nugent, three years) beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or
(iii) he dies, whichever first occurs. (Mr. Sperry attained age 65 on February 28, 1998).

         Officers of Fulton Financial Corporation, Fulton Bank, and Farmers Trust Bank as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Sperry, and Smith participate in this program.


Transactions with Directors and Executive Officers
--------------------------------------------------

         Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 1997. All loans and commitments to loan made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

         The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, has provided legal services to Fulton Financial Corporation and its subsidiaries for many years and is expected to continue to do so in the future. John O. Shirk, a member of the Board of Directors of Fulton Financial Corporation, is a partner in this law firm.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

          Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except for a late filing of a report of shares purchased by director Samuel H. Jones, Jr. and his wife under the Corporation's dividend reinvestment and stock purchase plan in November, 1997 as a result of the purchases not being reflected in a report generated by the Corporation's stock transfer agent, which, at the time of the purchase, was undergoing a conversion to a new data processing system.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         For the year ended December 31, 1997, Fulton Financial Corporation engaged Arthur Andersen LLP, independent certified public accountants, to audit the Corporation's financial statements. The appointment of Arthur Andersen LLP for the current year will be reviewed in the second quarter of 1998. Representatives of Arthur Andersen LLP are expected to be present at the 1998 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.


                             ADDITIONAL INFORMATION

*A copy of the Annual Report of Fulton Financial Corporation on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William R. Colmery, Secretary, Fulton Financial Corporation, P.0. Box 4887, Lancaster, Pennsylvania 17604.

                                  OTHER MATTERS

         The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 1998 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Fulton Financial Corporation.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                           RUFUS A. FULTON, JR.
                                          President and Chief Executive Officer

Lancaster, Pennsylvania
March 6, 1998


* BOLD FACE TYPE

                                  [FRONT SIDE]



P R O X Y                  FULTON FINANCIAL CORPORATION                P R O X Y
                             LANCASTER, PENNSYLVANIA


         The undersigned hereby appoints Herbert H. Jaffae and David S. Etter, or either one of them, as proxies, with full power of substitution, to represent and vote, as designated below, all of the Fulton Financial Corporation common stock: (i) held of record by the undersigned on February 24, 1998, and (ii) which the undersigned is otherwise entitled to vote at the Annual Meeting of shareholders to be held on Tuesday, April 14, 1998, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

1. ELECTION OF DIRECTORS (check one block)       [ ] FOR

   FOR A THREE YEAR TERM:  James P. Argires, M.D., Donald M. Bowman, Jr.,
                           Frederick B. Fichthorn, Bernard J. Metz, Sr., John O. Shirk, James K. Sperry, Kenneth G. Stoudt

                           For, except vote withheld from the following nominee(s):

                           -----------------------------------------------------

                                                 [ ] WITHHELD as to all nominees


                (Continued, and to be signed, on the other side)

                                   [BACK SIDE]


                         (Continued from the other side)


         This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed.

         This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the management of Fulton Financial Corporation.

                                            Dated:                       , 1998
                                                  -----------------------



                                            ------------------------------------
                                                          Signature



                                            ------------------------------------
                                                          Signature




Please sign exactly as your name appears hereon. If stock is held in joint names, each joint owner should sign. If signing for a corporation or partnership or as attorney or fiduciary, indicate your full title. If more than one fiduciary has authority over the stock, all should sign.


Please mark, sign, date and mail
this proxy promptly in the postage
prepaid return envelope provided.



                                       -2-